UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2023, the Board of Directors (the “Board”) of Xtant Medical Holdings, Inc. (the “Company”) approved and adopted Third Amended and Restated Bylaws (the “Amended and Restated Bylaws”) incorporating certain amendments, including amendments in response to the new universal proxy rules promulgated by the Securities and Exchange Commission (the “SEC”) and recent amendments to the Delaware General Corporation Law (the “DGCL”). The Amended and Restated Bylaws will become effective June 1, 2023.

The amendments reflected in the Amended and Restated Bylaws, include, among other changes:

●	Incorporating additional information stockholders must include in any notice of a director nomination or business proposal to further standardize the process and ensure the Company receives sufficient background information regarding director nominees and proposed business or stockholders proposing such nominees or business;

●	Adding provisions referring specifically to the SEC universal proxy rules;

●	Increasing flexibility for postponing, rescheduling, canceling, adjourning, and reconvening stockholders’ meetings as permitted by the DGCL;

●	Expanding the responsibilities of the person presiding over stockholders’ meetings as permitted by the DGCL;

●	Requiring stockholders soliciting proxies from other stockholders to use a proxy card color other than white, which is reserved for the Board;

●	Eliminating the now former DGCL requirement that the Company make available its stockholders list during a stockholders’ meeting;

●	Adding a new requirement that expanding the size of the Board beyond seven members will require the approval of at least 75% of the directors then holding office, subject to certain limitations;

●	Providing that resignation notices by directors and officers be given in writing to the chair of the Board, the chief executive officer, the president or the secretary;

●	Revising notice by electronic transmission language to remove requirement for advance stockholder consent and to add language that must be in the electronic notice and otherwise addressing how notice may be properly given to stockholders and directors;

●	Addressing the use of electronic signatures and the provision of information electronically; and

●	Adding emergency bylaw provisions in case of an emergency, disaster or catastrophe to give the Company greater flexibility in navigating these challenges as now permitted by the DGCL.

The foregoing summary of the Amended and Restated Bylaws is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, as approved and adopted, effective June 1, 2023, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Xtant Medical Holdings, Inc. Third Amended and Restated Bylaws (effective June 1, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Sean E. Browne
Sean E. Browne
President and Chief Executive Officer

Date: May 19, 2023